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          CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
          AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    EXHIBIT 10.9

                            CLINICAL SUPPLY AGREEMENT

                  Drug Abuse Sciences, ("DAS"), a corporation incorporated under the laws of the State of California, with offices located at 1430 O'Brien Drive, Suite E, Menlo Park, California, 94025 and SP Pharmaceuticals, L.L.C., a New Mexico limited liability company ("SP"), located at 4272 Balloon Park Road, N.E., Albuquerque, New Mexico 87109 agree:

                  1. RECITALS. SP proposes to manufacture the Product for DAS for use in clinical trials in accordance with the terms of this Agreement.

                  2. THE WORK. SP will manufacture and supply DAS with the Product pursuant to DAS Purchase Orders in accordance with the Specifications, CGMPs and other terms described in the Statement of Work pursuant to the terms of this Agreement and all appendices, exhibits and other attachments, subject to DAS' right to have a third party perform the work specified in section 5.2 of this Agreement. Subject to Section 3.3 below, any amendments to the Statement of Work must be mutually agreed to by the Parties in writing and must be attached to the Statement of Work, whereupon such amendment will become part of this Agreement. Upon mutual agreement of the parties, DAS may add additional products to this Agreement to be finished by SP, and the Parties will amend this Agreement to cover such additional products. Any additional products added to this Agreement will require their own statements of work, and a statement of work for the related work. SP will have a right of first refusal to manufacture each lot of clinical supply of Product required by DAS on the same terms and conditions as may be offered by DAS to a third party.

                           2.1 SUPPLIED MATERIALS. SP will order the Supplied
Materials from vendors mutually agreed upon by the parties. SP agrees to inspect the Supplied Materials and agrees to use all diligent efforts to replace non-conforming Supplied Materials on a timely basis. All materials and products, including Supplied Materials, paid for or provided by DAS pursuant to this Agreement shall be and remain the property of DAS.

                           2.2 ACTIVE INGREDIENT AND [****]. DAS shall
furnish to SP [********] in these quantities as are reasonably necessary to enable SP to manufacture the desired quantities of Product in accordance with the Statement of Work. All shipments of Active Ingredient shall be accompanied by a certificate of analysis from the bulk supplier of the Active Ingredient, confirming the quantity and purity of such Active Ingredient. SP shall verify the labeled quantity of Active Ingredient against the bill of lading and shall perform release testing to confirm that the Active Ingredient conforms with specifications defined in Appendix B. If SP fails to properly carry out the above-referenced inspection and analysis obligations, or its storage and handling obligations, SP shall be responsible for the non-conformance or other failure of the Active Ingredient. SP will inform DAS of any discrepancies in quantity and identity of the Active Ingredient or failure of the Active Ingredient to conform to the bulk supplier's certificate of analysis in any respect as soon as reasonably practical after receipt of the Active Ingredient. SP shall also inform DAS of any damage to the Active Ingredient received that is visually obvious (e.g., damaged or punctured containers) within twenty (20) days of SP's receipt of the Active Ingredient. Active Ingredient that is rejected in accordance with the foregoing or SP's standard operating procedures will be returned

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TO THE OMITTED PORTIONS.

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to the bulk supplier at DAS' expense and direction and DAS will be responsible for arranging replacement Active Ingredient on a timely basis to allow SP to produce the Product.

                           2.3 PACKAGING REQUIREMENTS. SP shall furnish all
labor, packaging materials, and packaging supplier necessary to package the Product in sealed vials in accordance with the Statement of Work and at the prices set forth in with the Pricing Appendix. SP guarantees that is packaging procedures shall comply with all relevant laws, rules and regulations of the FDA and the Foreign Authorities.

                           2.4 RECORDS. SP will maintain and provide to DAS
adequate documentation with respect to the manufacture of Product to properly document and support all of DAS' filings as they relate to Product production with the FDA. Further, during the Hold Period, SP shall maintain records and samples relating to such Product batches sufficient to substantiate and verify its duties and obligations hereunder, including but not limited to, records of Active Ingredient used, Product manufactured, work in progress, Product analyses, quality control tests and the like. During the Hold Period, SP shall not destroy any records relating to regulatory compliance or quality assurance without giving DAS notice and an opportunity to take possession of or copy such records as DAS may reasonably require. After the Hold Period, SP will transfer all such records to DAS or at DAS' request destroy such records in accordance with SP's standard operating procedures then in effect (but which shall be at least as protective as the SP Standard Operating Procedure attached hereto as Appendix D). DAS will reimburse SP for reasonable out-of-pocket costs incurred for such transfer.

                  3.       QUALITY CONTROL.

                           3.1 SPECIFICATIONS. SP shall not implement any
changes relevant to the Product which are not in compliance with the Specifications without obtaining DAS' prior written approval.

                           3.2 SP LABORATORY SERVICES. SP will test the Active
Ingredient, [****] and finished Product in accordance with the Statement of Work attached as Appendix B. SP will provide required manning and supervision, training, procedures, qualifications, reagents, analysis, investigating, data collection and reporting with respects the Product, and DAS will provide all validated analytical methodologies and standards, including method transfer protocols needed for the testing of Active Ingredient, [****] and finished Product.

                           3.3 MODIFICATIONS. DAS will inform SP in writing of
any modifications to the Specifications or Statement of Work as soon as reasonably practicable. SP will inform DAS of the amount of reasonable additional costs, if any, SP would incur due to the modification. If DAS elects to adopt the modification, DAS will (i) at DAS' election either directly purchase required additional equipment or materials which are approved by SP, or reimburse SP for required direct capital expenditures, and (ii) pay SP for any increased services or materials which are necessary to implement the modification to the Specifications or Statement of Work at SP's then current pricing rates for such services and materials. SP will provide DAS a detailed and itemized written explanation of capital expenditures and additional charges for services and materials incurred due to the modification. If the parties agree that SP is


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TO THE OMITTED PORTIONS.

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technically unable to comply with a proposed modification or if DAS is unwilling to pay SP's costs for direct capital expenditures in advance, DAS shall have the option to withdraw the proposed modification or negotiate a payment plan acceptable to SP. When a cost-saving modification is recommended by DAS and implemented by SP, SP will decrease its charges to DAS by an amount equal to the reduction in price resulting from the decreased services or materials afforded by the modification. SP and DAS will revise the Pricing Appendix, Statement of Work, Specifications and related schedules to account for any modifications agreed to and implemented by the parties pursuant to this paragraph. SP is not required to accept any modification which in SP's reasonable belief would create a compliance risk for any regulatory requirement.

                           3.4 ACCESS TO SP FACILITIES BY DAS. Upon reasonable
notice and at a time mutually agreeable to the parties, or immediately in the event of a bona fide emergency, SP shall permit DAS representatives to enter SP's plant during regular business hours for the purpose of making quality control inspections of the facilities used in production of Product for DAS, for taking inventories of Active Ingredient and Product, and for examining and copying any relevant records (described in Section 2.04) during normal business hours. DAS may observe and inspect all activities and records associated with manufacturing, quality control, storage, and waste disposal. [********]. Any DAS Representatives shall be advised of the confidentiality obligations under this Agreement and shall follow such security, safety and facility access procedures as are reasonably designated by SP.

                           3.5 SAFETY. SP shall have sole responsibility for
adopting and enforcing safety procedures for the handling and production of the Product by SP and handling and disposal of waste relating thereto that comply in all material respects with all federal, New Mexico state, regulatory and Albuquerque local environmental and occupational safety and health requirements based on material safety data sheets or other raw material, Active Ingredient, or finished Product data. Such responsibilities shall include the proper disposal of waste in an appropriate manner consistent with the nature of the waste and at a permitted waste disposal facility. Such responsibilities shall terminate as to Product upon delivery thereof to DAS. DAS shall, at SP's reasonable request, advise and consult with SP concerning such safety procedures. Subject to the foregoing, DAS acknowledges and agrees that it is responsible for providing the material safety data sheets, toxicology, safe handling and disposal requirements for Active Ingredient, [****], Product, and other raw materials provided by DAS.

                  4. NON-CONFORMING PRODUCT. Upon receiving a written request from DAS, SP will rework or, if necessary, remanufacture a new Product lot to replace any Non-conforming Product lot. If SP agrees that the Product in question is Non-conforming Product as a result of an error or omission by SP, it shall promptly pay to DAS the Reimbursement Amount. At DAS' option, (i) SP shall be relieved of any obligation to deliver any substitute Product with respect to the Non-conforming Product lot, or (ii) SP shall use best efforts to replace the Non-conforming Product with substitute Product that conforms with the Specifications and any other requirements of this Agreement as soon as reasonably possible, in which case DAS shall pay SP for the substitute Product in accordance with the Pricing Appendix and this Agreement. SP shall dispose of any Non-conforming Product which is the result of an error or omission of SP at its own expense. DAS shall pay for disposal of all Non-conforming


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TO THE OMITTED PORTIONS.

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Product which is not due to the error or omission of SP, and which occurs after the Product is surrendered by SP for shipping to DAS or its representatives.

                           4.1 If SP does not agree that the Product is
Non-conforming Product as a result of an error or omission by SP, the parties shall timely consult with each other and attempt to resolve the discrepancies. If the parties cannot resolve the discrepancies in a timely manner, they shall promptly nominate an independent, reputable laboratory, which shall carry out appropriate analyses with respect to such Product to determine if it conforms to the Specifications. If the results conclude that the Product conformed to the Specifications, DAS will be responsible for all amounts owed to the laboratory and shall not be entitled to the Reimbursement Amount. If the results conclude that the Product did not conform to the Specifications, as a result of an error or omission by SP, SP shall be responsible for all amounts owed to Laboratory and shall promptly pay DAS the Reimbursement Amount.

                  5.       PRICING AND PAYMENT TERMS.

                           5.1 PAYMENT. Subject to the terms of this Agreement,
DAS will pay SP for the Product, SP miscellaneous charges, and for any services rendered by SP in accordance with the pricing terms described in the Pricing Appendix, provided that such SP services (including the manufacture of Product) have been rendered pursuant to a DAS Purchase Order and in accordance with the Statement of Work. [********] and (ii) [********] without the requirement of a Purchase Order. The amount to be paid to SP by DAS under this Agreement does not include the cost of materials provided by DAS to SP. In the event DAS and SP have not executed a development agreement prior to the execution of this clinical supply agreement, DAS will pay SP [********] in accordance with the terms set forth in the Pricing Appendix.

                           5.2 OUTSOURCE WORK. DAS will have the right to
have a third party perform the work for the [********] (item 4 in the Pricing Appendix), [********] (item 10 in the Pricing Appendix) and [********] (item 11 in the Pricing Appendix) (collectively referred to as the "Outsource Work"). If a third party does perform the Outsource Work for DAS as set forth above, DAS will have no obligation to pay SP for items 4, 10 and 11 in the Pricing Appendix. If DAS decides to have SP perform the Outsource Work instead of a third party, DAS will pay SP for the Outsource Work in accordance with the prices and terms set forth in the Pricing Appendix. SP will not be responsible for any delays in testing or manufacturing the clinical supplies which are due to delays of the third party performing the Outsource Work.

                  6. PURCHASE ORDERS. Purchase Orders shall be written and shall specify the quantity of Product ordered, the location to which the Product is to be delivered and the requested delivery date. [********], as necessary, to the attention of David Lunt, Pricing Analyst, [********] confirmed by SP. SP will use its best efforts to deliver Product in accordance with the delivery schedule listed in the Statement of Work. However, the parties recognize that installation, validation, and operation of the equipment used to manufacture the Product may affect the delivery dates.


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                           6.1 SHIPMENT. SP will ship the Product and an
applicable certificate of analysis at DAS' expense pursuant to a DAS Purchase Order. Delivery of the Product will be F.O.B. SP's shipping docks in Albuquerque.

                           6.2 TITLE. Title to all Active Ingredient,
[********], all work in process to produce the Product, and all completed Product, shall at all times remain in DAS. However, SP shall assume liability for any loss or damage relating to the foregoing while SP has custody over the same. If any Active Ingredient, work in process or Product is destroyed, damaged or lost while in SP's custody or control, SP shall reimburse DAS for DAS' out-of-pocket costs for items provided by DAS for the manufacture of the Product, provided that reimbursement for Active Ingredient and [********] per lot produced under this Agreement. SP shall keep DAS' title to all Active Ingredient, work in process to produce Product, and finished Product while in SP's custody free and clear of all liens and encumbrances. SP shall pay all costs associated with securing the release of any such liens and encumbrances.

                  7. TAXES AND FEES. DAS will be liable for and pay to SP any sales, use, gross receipts or other taxes, licenses, or fees (excluding tax based on net income and franchise taxes) required to be paid by SP to the State of New Mexico or any other state or tax jurisdiction as a result of purchasing materials, rendering services, transferring property, or taking any other action necessary to fulfill the terms of this Agreement.

                  8. COMPLIANCE WITH APPLICABLE LAWS. SP and DAS will each comply with all applicable state, United States and Foreign Authorities regulations, including without limitation all applicable FDA laws and regulations and all Environmental Protection Agency laws and regulations, and will provide such information and documentation to each other as is necessary for such compliance.

                  9. NATURE OF RELATIONSHIP. The relationship between the parties shall be governed by the terms of this Agreement and shall not extend to other activities, transactions or contracts. Neither party to this Agreement is in any way the legal representative or agent of, nor has any authority to assume or create any obligation on behalf of, the other party. Under no circumstances shall the employees, agents or representatives of one party be considered employees, agents or representatives of any other. Each party shall perform under this Agreement as an independent contractor and nothing herein shall be construed to be inconsistent with that relationship or status. This Agreement shall not constitute, create, or in any way be interpreted as a joint venture, partnership, or formal business organization of any kind. Storage of the finished Product by SP will not create or constitute an agency relationship between the parties.

                  10. PRODUCT DEVELOPMENT. DAS and SP will negotiate in good faith toward the execution of a mutually acceptable supply agreement by [********], pursuant to which [********] the supply of quantities of Product during the Initial Supply Period for the United States and Foreign Authorities. DAS and SP agree to negotiate in good faith during the term of this Agreement towards the execution of a mutually acceptable Supply Agreement for the period following the Initial Supply Period, taking into account such factors as (but not limited to) capacity, delivery location, environmental constraints, price and quality issues and the like. If


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the parties cannot reach agreement on such a Supply Agreement, then DAS shall be free to enter into a definitive agreement with a third party.

                  11.      CONFIDENTIALITY.

                           11.1 DISCLOSURE AND USE OF CONFIDENTIAL INFORMATION.
Each Receiving Party will maintain in confidence all Confidential Information disclosed pursuant to this Agreement and will not use any Confidential Information except as permitted by this Agreement, or disclose the same to anyone other than its Representatives who need to know such Confidential Information in connection with the Receiving Party's activities under this Agreement. SP acknowledges and agrees that all information relating to the Product, the SRI Process and the Process Improvements shall be deemed to be the Confidential Information of DAS.

                           11.2 USE BY REPRESENTATIVES. Each party will use its
best efforts to ensure that its Representatives do not disclose or make any unauthorized use of any Confidential Information. Each party will notify the other promptly upon discovery of any unauthorized use or disclosure of the other's Confidential Information. Each Receiving Party shall direct its Representatives to handle all Confidential Information in a manner consistent with the terms of this Agreement and to take all precautions and measures that are reasonably necessary to prevent any improper use of the Confidential Information. At Disclosing Party's request, Receiving Party shall cause its Representatives to execute written confidentiality agreements, in form satisfactory to both Disclosing Party and Receiving Party, requiring such Representatives to handle all Confidential Information in a manner consistent with the terms of this Agreement.

                           11.3     LIMITATION ON CONFIDENTIALITY.

                           A. The obligation of confidentiality imposed by this
Section 11 will not apply to the extent that (i) the Receiving Party is required to disclose information by applicable law, regulation or order of a governmental agency or a court of competent jurisdiction, subject to the conditions of
Section 11.04; (ii) the Receiving Party can demonstrate that the disclosed information was at the time of disclosure already in the public domain, other than as a result of actions or failure to act of the Receiving Party or its Representatives in violation of this Agreement; (iii) the disclosed information was rightfully known by the Receiving Party (as shown by its written records) prior to the date of disclosure to the Receiving Party in connection with the transactions contemplated by this Agreement; or (iv) the disclosed information was received by the Receiving Party on an unrestricted basis from a source which is not under duty of confidentiality to the Disclosing Party.

                           B. All Confidential Information developed by SP
pursuant to this Agreement, excluding Elements of the Process which are generally known or have been used by SP prior to development of the Process shall be deemed to be Confidential Information of DAS disclosed by DAS to SP and exception (iii) above will not be applicable thereto.

                           C. Notwithstanding any limitations imposed by Section
11 of this Agreement, SP will have the full right to use and disclose such portions of the Confidential Information, including Confidential Information owned by DAS which relates to the Process


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Improvements, as are necessary to allow SP to fully exploit its licenses described in Section 12.3 of this Agreement.

                           11.4 DISCLOSURE OF CONFIDENTIAL INFORMATION. If the
Receiving Party must make disclosure of any Confidential Information as a result of the issuance of a court order or other government process, the Receiving Party will promptly, but in no event more than forty-eight hours after learning of such court order or other government process, notify, by personal delivery or facsimile, the Disclosing Party of the same. At the Disclosing Party's expense, the Receiving Party will (a) take all reasonably necessary steps requested by the Disclosing Party to defend against the enforcement of such court order or other government process, and (b) permit the Disclosing Party to intervene and participate with counsel of its choice in any proceeding relating to the enforcement thereof.

                           11.5 IRREPARABLE HARM. Each party acknowledges that
its breach of these Confidentiality provisions would cause irreparable injury to the other party for which monetary damages are not an adequate remedy. Accordingly, a party will be entitled to injunctive relief and other equitable remedies in the event of such a breach by the other.

                           11.6 RETURN AND RETENTION. The Receiving Party shall,
upon the written request of the Disclosing Party, promptly return to the Disclosing Party all Confidential Information (including notes, writings and other material developed therefrom) and all copies thereof and retain none for its files, except that SP may retain original documents generated by SP and except to the extent SP is required by law to retain such Confidential Information. The return or retention of such information shall not relieve the Receiving Party of its continuing obligation of confidentiality hereunder. All original documents prepared by SP in support of development of the Product, the development work and the manufacturing process will be maintained by SP during the Hold Period. SP will provide DAS with reasonable written notice not less than 60 days prior to the proposed destruction of such documents and will provide DAS with reasonable opportunity to have such items shipped to DAS at DAS' expense prior to destruction. At a time mutually agreeable to the parties or within 3 business days if in connection with a regulatory filing, DAS will have access to original documents relating to the Product, the development work and the manufacturing process during ordinary SP business hours, and may use copies of the original documents for any purpose, including, without limitation, submission to the FDA or other regulatory agencies in connection with an application for governmental approval.

                           11.7 PUBLIC ANNOUNCEMENT. The parties agree that no
press release, public announcement or publication regarding this Agreement or the relationship of the parties, (except to the extent that it may be legally required), shall be made unless mutually agreed to prior to the release or dissemination of any such press release, public announcement or publication.

                  12.      PATENTS AND INTELLECTUAL PROPERTY RIGHTS.

                           12.1 OWNERSHIP OF INTELLECTUAL PROPERTY. The
parties expect that the Product will be manufactured using a process developed by SP which is based upon a process developed by [****]. The parties expect that the process to

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be developed by SP will, among other things, provide for the manufacture of
Product in large quantities and allow the Product to be (i) [********], and
(ii) [********]. SP expects to improve upon the SRI Process by developing new technologies and by using certain processes and information that SP developed, used or had access to prior to development of the Product. DAS and SP intend and agree that the Product, Process, and Process Improvements shall be solely and exclusively owned by DAS. SP will own improvements to the SP Intellectual Property which are developed by SP while performing the development work for DAS and which do not rely on or incorporate the proprietary rights (whether or not confidential) of DAS or its suppliers.

                           12.2 SP ASSIGNMENT. SP hereby assigns and agrees to
assign to DAS all of SP's ownership rights in and to the Product, Process and any and all Process Improvements, which assignment includes all related intellectual property rights. SP will execute such documents and provide such assistance as may be deemed necessary by DAS to apply for, defend or enforce any United States or foreign letters patent which are the result of any Process Improvements developed, in whole or in part, by SP.

                           12.3     DAS LICENSES TO SP.

                           A. DAS hereby grants to SP a non-exclusive, royalty
free license to use the Product, Process, SRI Process, and Process Improvements for the purpose of producing, developing or manufacturing the Product for DAS.

                           B. Subject to the limitations set forth below, DAS
hereby grants to SP a perpetual, non-exclusive, royalty-free license to use any Process Improvements for any purpose, including without limitation in the development or manufacture of products for third parties, except that (a) SP will have no license or right to use in any respect (and shall not permit others to use) the Process Improvements in the development, production or manufacture of products, processes or compounds with the [********]. DAS will not have any claim or cause of action against any third party based on SP's use of the Process Improvements for such third party solely in the development, production or manufacture of a product or processes which is outside the Field. The SP License may only be revoked if SP (i) exceeds the scope of the SP License or (ii) violates the non-competition provisions of
Section 22 of this Agreement; [********].

                           C. SP hereby grants to DAS an irrevocable, perpetual,
non-exclusive, royalty-free license to use for any purpose any Elements of the Process that are owned by SP and which are directly incorporated into the Process.


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                  13. INSURANCE. SP and DAS shall each, throughout the term
of this Agreement, obtain and maintain at its own cost and expense from a qualified insurance company, [****], including [****] insurance designating each other as an [****]. Such policies shall provide protection against any and all claims, demands and causes of action arising out of any defects or failure to perform, alleged or otherwise, of the Product or any material used in connection therewith or any use thereof. The amount of coverage shall be a minimum of [********] combined single limit coverage, for each occurrence for bodily injury and/or for property damage. SP and DAS each agree to furnish within [********] after execution of this Agreement proof that such insurance is in effect.

                  14. REGULATORY MATTERS.

                           14.1 COMPLIANCE. SP shall be responsible for
compliance of the manufacturing, quality control, testing, packaging procedures, and any of its other pertinent obligations hereunder, with FDA standards, including those pertaining to CGMPs, provided that, as set forth in the Statement of Work, DAS shall provide and be responsible for compliance of the
(I) testing methods and procedures for the Active Ingredient and [****] provided by DAS, (II) label copy for use in or with the Product, (III) conduct and implementation of the clinical trials, (IV) Product distribution, and (V) any other DAS' obligations hereunder in accordance with FDA standards. Each party will provide all reasonable assistance and cooperation to the other if necessary to respond to FDA audits, inspections, inquiries or requests concerning the Product. However, DAS shall reimburse SP for any costs incurred in connection with SP's efforts to comply with regulatory requests that are outside of the normal course of SP's business in accordance with the terms of a pricing protocol to be mutually agreed upon by DAS and SP ("Pricing Protocol"). DAS employees present at the SP facility shall at all times adhere to safety regulations, CGMPs and work schedule generally applicable to SP's own employees, provided that such DAS employees are notified of the same.

                           14.2 SAFETY MATTERS. DAS shall give SP prompt notice
of any information it receives regarding the safety of the Active Ingredient, [****] or Product, including any confirmed or unconfirmed information on serious adverse events associated with the use of the Product that in the reasonable judgment of DAS are related to the manufacture of the Product by SP or are necessary to satisfy SP's obligations to the FDA with respect to the manufacture of the Product by SP. SP shall give DAS prompt notice of any information it receives regarding the safety of the Product, including any confirmed or unconfirmed information on adverse, serious or unexpected events associated with the use of the Product. For serious, unexpected events, notice must be given by telephone to DAS immediately after receipt of the information and followed by written notice not more than one business day thereafter. All responsibility and cost for filing any reports with the FDA concerning such reactions (including Drug Experience Reports) caused by Product manufactured for DAS shall be DAS' responsibility and the cost borne by DAS. With respect to problems relating to SP's production of the Product, SP will provide all reasonable assistance to DAS in responding to any complaints or inquiries regarding the Product, including reviews and testing of retained samples, Product, and batch records relating to a complaint. SP will promptly inform DAS of any environmental non-compliance or regulatory issues that could jeopardize SP's ability to manufacture and package the Product hereunder. DAS will reimburse SP for the cost of SP's investigation into


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the Product complaint or inquiry where the cause of such complaint or inquiry is not due to an act or omission of SP.

                           14.3 COOPERATION. SP will maintain and, upon
reasonable notice, provide to DAS such documentation, data, and other information as DAS may require for submission to the FDA. SP shall also make available its cooperation and consultation if reasonably requested by DAS or required by the FDA for development of additional data, performance of studies concerning the Product, or consulting with DAS in addressing any issues raised by FDA concerning manufacture and quality control of the Product, and DAS shall pay SP in accordance with the Pricing Protocol. SP shall also provide, if required by the FDA, information concerning its production processes and quality control procedures with respect to the Product.

                           14.4 INSPECTION. SP shall promptly notify DAS of any
announced or unannounced FDA or Foreign Authority inspection relating to production of the Product. SP shall permit a DAS representative to accompany the FDA or Foreign Authority representative during any inspection relating to the production of the Product, provided that DAS' representative shall only participate as an observer and be present only during those portions of the inspection that relate to the Product. SP shall immediately provide to DAS copies of any resulting document of action (FDA Form 483 inspectional observation report, regulatory letters, etc.) resulting from these audits. Should either SP or DAS receive any such document of action, it shall immediately notify the other and shall provide to the other an opportunity to the extent feasible under the circumstances to provide input to any response to any such document of action.

                  15. INDEMNIFICATION.

                           A. DAS will indemnify and hold harmless the
Indemnified SP Parties against any and all losses, liabilities, damages, and costs (including attorneys' fees and expenses) incurred as a result of any third party claim, arising out of (i) any failure by DAS to comply with any applicable governmental regulation (including, without limitation, any applicable environmental laws), (ii) the breach of any representation, warranty, or covenant of DAS contained in this Agreement, (iii) a claim that use of the Process or a process, Active Ingredient or material as provided by DAS infringes a valid patent or trademark of such third party, to the extent that such claim arises out of use of such process, Active Ingredient or material as provided by DAS, (iv) the use by SP of any raw or component material(s) supplied by DAS to SP or by a third party on DAS' behalf, (v) the promotion, marketing, distribution and sale, whether directly or through distributors, of the Product,
(vi) any product recall which is not due to an error or omission of SP, or (vii) personal injury, product liability or property damage relating to or arising from the Product supplied or the manufacturing process; PROVIDED, HOWEVER, THAT IN NO EVENT SHALL DAS INDEMNIFY OR HOLD HARMLESS ANY OF THE INDEMNIFIED SP PARTIES IN THE EVENT SP OR ANY THIRD PARTY IS IN ANY WAY RESPONSIBLE BY GROSS NEGLIGENCE OR WILLFUL ACT FOR SUCH LOSSES, LIABILITIES, DAMAGES, COSTS AND EXPENSES.

                           B. SP will indemnify and hold harmless the
Indemnified DAS Parties against any and all losses, liabilities, damages, and costs (including attorneys' fees and expenses)


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

incurred as a result of any third party claim, commenced or threatened, arising out of, based upon, or in connection with (i) any breach of any representation, warranty, covenant or agreement of SP contained in this Agreement, (ii) any failure by SP to comply with any state, United States, FDA or Foreign Authorities regulations (including, without limitation, any applicable environmental laws), or (iii) any product recalls [********] produced hereunder), personal injury, product liability or property damage relating to or arising from any Product supplied or manufacturing Process developed by SP under this Agreement, BUT ONLY TO THE EXTENT SUCH FAILURE, RECALLS OR WITHDRAWALS, PERSONAL INJURY, PRODUCT LIABILITY OR PROPERTY DAMAGE REFERRED TO WITHIN (ii) AND (iii) OF THIS PARAGRAPH IS ATTRIBUTABLE TO SP'S BREACH OF THIS AGREEMENT,
OR SP'S FAILURE TO MANUFACTURE ANY PRODUCT IN CONFORMANCE WITH THE SPECIFICATIONS; PROVIDED FURTHER THAT SP WILL NOT INDEMNIFY AND HOLD HARMLESS INDEMNIFIED DAS PARTIES FOR (I) EXPENSES INCURRED IN DEFENDING AGAINST ANY LITIGATION, CLAIM, OR ANY AND ALL AMOUNTS REASONABLY PAID IN SETTLEMENT OF ANY CLAIM OR LITIGATION ARISING OUT OF DAS' GROSS NEGLIGENCE INCLUDING, WITHOUT LIMITATION, DAS' GROSS NEGLIGENCE IN PRODUCT DEVELOPMENT, PRODUCT DESIGN, PRODUCT SUPPLY, OR INSTRUCTIONS FOR PRODUCT USE OR (II) THE PORTION OF ANY LOSS OF ACTIVE INGREDIENT OR [****] PROVIDED BY DAS WHICH IS IN EXCESS OF
[********], OR (III) ANY LOSS, LIABILITY OR EXPENSE ARISING FROM DAS' OR ANY THIRD PARTY'S MODIFICATION OR GROSS NEGLIGENCE OR UNINTENDED USE OF ANY MANUFACTURING PROCESS DEVELOPED OR IMPROVED BY SP PURSUANT TO THIS AGREEMENT, INCLUDING WITHOUT LIMITATION THE PROCESS AND ANY IMPROVEMENTS THERETO, ONLY TO THE EXTENT SUCH LIABILITY WAS CAUSED BY SUCH MODIFICATION OR GROSS NEGLIGENCE OR UNINTENDED USE AS SET FORTH ABOVE.

                           C. DAS and SP will cooperate with each other with
respect to resolving any claim or liability with respect to which indemnification may be sought under this Agreement, including, without limitation, by making commercially reasonable efforts to mitigate or resolve any such claim or liability.

                           D. The foregoing indemnity obligations are
conditioned upon the following: (i) the Indemnified Party will promptly notify the Indemnifying Party in writing of the claim; (ii) the Indemnified Party will fully cooperate with the Indemnifying Party in the defense of any such claim; and (iii) the Indemnified Party will provide the Indemnifying Party sole control over defense and settlement of any such claim.

                           E. Upon request, each party will (i) provide such
records and information reasonably relevant to the claim, (ii) make employees available on a mutually convenient basis to provide additional information, and
(iii) explain any material provided under this Agreement.

                  16. WARRANTIES.

                           16.1 SP'S WARRANTIES. SP hereby represents and
warrants as follows:


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                   (a) The Product shall conform in all respects to the Specifications and shall be manufactured and packaged in compliance with CGMPs and other quality assurance procedures and processes in accordance with FDA or other applicable regulatory standards;

                   (b) SP shall fully comply in all material respects with any law, regulation, ordinance, order, injunction, decree or requirement applicable to the manufacture of the Product or the handling and disposal of the waste;

                   (c) SP shall maintain in effect all required federal, FDA, Foreign Authorities, New Mexico state, and local governmental permits, licenses, orders, applications and approvals regarding the manufacturing of the Product, and SP shall manufacture Product in accordance with all such permits, licenses, orders, applications and approvals;

                   (d) The Supplied Materials shall (i) not be adulterated or misbranded within the meaning of the FFDCA or within the meaning of any applicable state or municipal law in which the definitions of adulteration and misbranding are substantially the same as those contained in the FFDCA, and (ii) not be articles that may not, under the FFDCA or any other applicable law, statute or regulation, be introduced into interstate commerce; and

                   (e) The Product, at the time of delivery to DAS, shall have a minimum shelf life of thirty (30) days as determined by validated stability information (i.e., Product performance/potency/efficacy shall continue to conform to the Specifications during the 30 day period).

                   (f) To the best of SP's knowledge (without requiring SP to conduct a patent search), the Process Improvements will not infringe any intellectual property or proprietary rights of any third party.

              16.2 DAS' WARRANTIES. DAS hereby represents and warrants as follows:

                   (a) DAS shall comply in all material respects with any law, regulation, ordinance, order, injunction, decree or requirement applicable to the clinical testing, distribution and labeling of the Product;

                   (b) DAS shall maintain in effect all material required federal, Foreign Authorities, New Mexico state, and local governmental permits, licenses, orders, applications and approvals regarding the clinical testing, distribution and labeling of the Product, and DAS shall conduct clinical trials and market the Product in accordance with all such permits, licenses, orders, applications and approvals; and

                   (c) Following delivery of Product to DAS by SP, such Product thereafter shall (i) not be adulterated or misbranded within the meaning of the FFDCA or any Foreign Authorities within the meaning of any applicable state or municipal law in which the definitions of adulteration and misbranding are substantially the same as those contained in the FFDCA or Foreign Authorities, and (ii) not be articles that may not, under the FFDCA or any other applicable law, statute or regulation, be introduced into interstate commerce; and


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                   (d) All material safety data sheets and other raw material, Active Ingredient, finished Product or other data supplied by DAS to SP are accurate to the best of DAS' knowledge.

                   (e) SP's use of the SRI Process to produce the Product will not infringe any intellectual property or proprietary rights of SRI.

              16.3 WARRANTY DISCLAIMER. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, SP AND DAS MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE

         17. APPENDICES, AMENDMENTS AND CONFLICTS. The terms of the appendices, exhibits, schedules and other attachments to this Agreement may be amended from time to time upon the written consent of an authorized representative of both SP and DAS. In cases where there is of a conflict between the terms of this Agreement and the terms of an appendix, exhibit, schedule or other attachment, the terms of this Agreement will control.

         18. GOVERNING LAW. If SP should bring any suit, action or proceeding arising out of or relating to this Agreement against DAS, this Agreement shall be governed by and construed in accordance with the laws of the State of California. If DAS should bring any suit, action, or proceeding arising out of this Agreement against SP, this Agreement shall be governed by and construed in accordance with the laws of the State of New Mexico.

         19. SEVERABILITY. The invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of any other term or provision hereof.

         20. SURVIVAL. The obligations in Sections 2.4, 6.2, 9, 11, 12, 14, 15, 16, 17, 18, 19, 20, 21.4, 22 and 23 shall survive the expiration or termination of this Agreement for any reason whatsoever.

         21. TERM AND TERMINATION.

              21.1 TERM. Subject to the termination provisions below, the initial term of this Agreement shall commerce on the date this Agreement is signed by authorized representatives of both parties and shall continue until February 1, 2001 unless otherwise terminated as provided below. The parties may agree to extend this Agreement for additional successive one year periods until the Development Work is completed and SP will update pricing to account for pricing increases or decreases at such renewals.

              21.2 TERMINATION FOR CONVENIENCE. DAS shall have the right to terminate this Agreement for convenience on [********] to SP if DAS reasonably determines that the Product is not commercially or technically viable.

              21.3 TERMINATION FOR CAUSE. In addition, each party shall have the right to terminate this Agreement:


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                   (a) by giving the other party written notice thereof if the other party fails to perform or violates any material provision of this Agreement in any material respect, and such failure continues uncured for a period of [********] after the date the notifying party gives written notice to the defaulting party with respect thereto; or

                   (b) immediately if the other party is declared insolvent or bankrupt by a court of competent jurisdiction, or a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by the other party makes or executes any assignment for the benefit of creditors.

              21.4 EFFECT OF TERMINATION.

                   (a) Upon termination of this Agreement for any reason (whether due to breach of either party or otherwise), SP shall furnish to DAS a complete inventory of all stock on hand of the Active Ingredient, Polymers, work in progress for the manufacture of the Product and finished Product. Unless otherwise agreed to between the parties, all stock on hand as of the effective date of termination of this Agreement shall be dealt with promptly as follows:

                        (i) Product manufactured and packaged pursuant to this Agreement shall be delivered by SP to DAS, whereupon DAS shall pay SP therefor in accordance with the terms hereof;

                        (ii) Work in progress commenced by SP shall be completed by SP and delivered to DAS, whereupon DAS shall pay SP therefor in accordance with the terms hereof; and

                        (iii) [********] not necessary to complete (b) above shall be disposed of by SP or provided to DAS at DAS' option. At DAS' option, SP will at its expense tender for delivery to DAS any raw materials paid for by DAS under this Agreement, whereupon DAS shall be responsible for the costs of shipping and related insurance.

                   (b) Upon termination of this Agreement, SP shall at DAS' request and at DAS' cost, assist DAS in all ways reasonably requested by DAS to transfer the manufacture of Product to DAS or its designated agents including, but not limited to, the transfer of any information concerning SP's processes, quality control procedures and testing, the education and training of DAS personnel or other designated third parties, and any other act necessary for DAS to have equivalent capabilities to manufacture Product. SP shall designate a senior level manager as liaison who shall be responsible for facilitating and coordinating the transfer of such information. DAS and SP shall negotiate in good faith the reasonable cost and the reasonable period of time for which SP shall provide such assistance.

         22. NON-COMPETITION AGREEMENT.

              A. SP [********], (i) [********], or (ii) [********] [********]
[********], subject to the extended non-competition period in Section 22.B.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              B. If DAS and SP execute a mutually acceptable supply agreement for the supply of Product for the Initial Supply Period or any period thereafter, then the [********] shall be extended and continue uninterrupted for an additional period ending [********] after:

                        (i) [********]; or

                        (ii) the end of any year following the first year after FDA approval of the Product in which DAS' orders for Product from SP [********]; provided, however, that if SP is not the exclusive supplier of Product to DAS in any such year (following the first year after FDA approval of the Product) where DAS orders for Product from [********], then the [********] will only continue for a period of [********] after the end of any such year [********].

              C. The Non-Competition Restriction imposed upon SP will immediately terminate if DAS substantially ceases its activities in the Field.

         23. DEFINITIONS.

              23.1 "ACTIVE INGREDIENT" means [********].

              23.2 "CGMPs" means the Current Good Manufacturing Practices as established by the FDA with regard to the manufacture of finished pharmaceuticals as set forth in 21 CFR 211.

              23.3 "CONFIDENTIAL INFORMATION" means, collectively, all information disclosed pursuant to this Agreement and designated in writing as "confidential" by the Disclosing Party, which includes but is not limited to:
(i) all information relating to the Product, Active Ingredient, raw materials, licenses, patents, patent applications, technology, processes and business plans of the Disclosing Party, (ii) all notes, analyses, studies or other documents prepared by the Receiving Party which contain or are based on such information or material relating to the information disclosed by the Disclosing Party, and (iii) all information obtained by the Receiving Party upon visiting the Disclosing Party's facilities or reviewing products, plans, processes, formulations, operations, facilities, equipment or other assets of the Disclosing Party, whether or not such information or process is the property of the Disclosing Party.

              23.4 "DAS LICENSE" means the license from SP to DAS as defined and limited in Section 12.3.C.

              23.5 "DISCLOSING PARTY" means a party to this Agreement which discloses Confidential Information to the other party.

              23.6 "ELEMENTS" means each of those steps, procedures, processes or directives involved in producing the Product.

              23.7 "FDA" means the United States Food and Drug Administration.

              23.8 "FFDCA" means the Federal Food, Drug, and Cosmetic Act.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              23.9 "FIELD" means the development, production or manufacture of products, processes or compounds with the primary indication directed to the treatment of drug, alcohol, or other substance abuse addiction which involve slow release properties.

              23.10 "FOREIGN AUTHORITIES" means those foreign countries listed on the attached Appendix C and the governments and regulating authorities of such foreign countries.

              23.11 "HOLD PERIOD" means the period of time defined in SP's Standard Operating Procedures for "Retention and Control of QA Records" during which time SP will retain records and samples relating to Product batches and which will not be for a period which is less than five years following the manufacture date of any particular Product batches or such longer period as may be required by the FDA.

              23.12 "INDEMNIFIED DAS PARTIES" means DAS, its affiliates, any present or future parent or subsidiary of them, and their respective officers, members, managers, employees, counsel, agents, investment bankers, accountants, and affiliates which may be entitled to indemnification pursuant to the terms of this Agreement.

              23.13 "INDEMNIFIED SP PARTIES" means SP, its affiliates, any present or future parent or subsidiary of them, and their respective officers, members, managers, employees, counsel, agents, investment bankers, accountants, and affiliates which may be entitled to indemnification pursuant to the terms of this Agreement.

              23.14 "INDEMNIFIED PARTY" means any party seeking indemnification under this Agreement.

              23.15 "INDEMNIFYING PARTY" means any party which will be indemnifying the Indemnified Party pursuant to this Agreement.

              23.16 "INITIAL SUPPLY PERIOD" means the first two years following FDA approval of the Product.

              23.17 "NON-CONFORMING PRODUCT" means any Product which does not meet the Specifications.

              23.18 [********]

              23.19 "PRICING APPENDIX" means Appendix A and includes the pricing terms for the work to be performed by SP pursuant to this Agreement, as amended from time to time by the parties.

              23.20 "PROCESS" refers to each Element involved in producing the Product, as well as all of those Elements taken together, but does not include any Element of the Process developed, used or available to SP prior to commencement of the Product development, including without limitation SP's [********] in time release or other products prior to commencement of the Product development.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              23.21 "PROCESS IMPROVEMENTS" means any improvements to the [********] developed by SP, including without limitation new technologies developed by SP during the Product development and any improvements to processes or information developed, used or available to SP prior to development of the Product, but does not include the SRI Process.

              23.22 "PRODUCT" means [********].

              23.23 "PURCHASE ORDER" means a written order for Product from DAS.

              23.24 "RECEIVING PARTY" means a party to this Agreement which receives Confidential Information from the other party to this Agreement.

              23.25 "REIMBURSEMENT AMOUNT" means the sum of (i) any costs reasonably expended by DAS in order to identify defects in Non-conforming Product (e.g., testing), subject to a maximum amount equal to [********] for the Non-conforming Product lot; (ii) all fees paid to SP for the Non-conforming Product lot that cannot be shipped due to the defect; (iii) the replacement cost of Active Ingredient that cannot be shipped due to the Non-conforming Product lot, provided that SP's liability for such cost shall not exceed [********] for each Non-conforming Product lot; and (iv) the transportation charges paid by DAS for the Non-conforming Product lot.

              23.26 "REPRESENTATIVES" means the officers, directors, members, managers, representatives, agents or employees of one of the parties to this Agreement.

              23.27 "SPECIFICATIONS" means the Product specifications described in the Statement of Work attached as Appendix B and mutually agreed to by the parties.

              23.28 "SP LICENSE" means the license from DAS to SP as defined and limited in Section 12.03.B.

              23.29 "SP INTELLECTUAL PROPERTY" means any patent, know-how, or trade secret which SP can demonstrate was in existence and owned by SP prior to the beginning of any development work for DAS.

              23.30 "STATEMENT OF WORK" means the Statement of Work attached to this Agreement as Appendix B.

              23.31 "SUPPLIED MATERIALS" means all materials necessary to manufacture the Product which are to be supplied by SP, but not including [********] and any other materials to be supplied by DAS.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

DAS

By:     /s/ Philippe Pouletty                           11/24/99
   ---------------------------------------      -------------------------------
                                                Date:

        Title:  Chairman

SP PHARMACEUTICALS, L.L.C.,
A New Mexico limited liability company

By:     /s/ D. Hogan                                    11/24/99
   ---------------------------------------      -------------------------------
        Its:  Operating Manager                  Date:
            ------------------------------


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                               DRUG ABUSE SCIENCES
                                PRICING APPENDIX
                         ESTIMATED CLINICAL SUPPLY COSTS
                                 AND TIME LINES

The prices listed below are an estimate only based upon SP's knowledge of the current process. Because the process is in development, SP cannot predict the final outcome of the development process. Thus these prices are expected to change.

ITEMIZED COSTS AND ESTIMATED TIME FRAMES:

1.       JUNE 1, 1999-DECEMBER 1999

         a)   [********]
         b)   [********]
         c)   [********]
         d)   [********]
         e)   [********]

2.       DECEMBER 1, 1999 - MARCH 1, 2000

         a)   [********]
         b)   [********]
         c)   [********]
         d)   [********]
         e)   [********]

3.       SCALE-UP:


------------------------------------------------------------ ---------------------------------------------------------
                      Known Activity                                              Expected Cost
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   Costs negotiated and paid for between [******] and DAS

------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   [********]

                                                             Estimate based upon knowledge of process ,to date.
                                                             Expect to bill on a time, travel, per diem and material
                                                             basis at [********] per hour depending on level of
                                                             person used.
------------------------------------------------------------ ---------------------------------------------------------
[********] runs.  Price includes                             [********] ([********] per lot)
-    [********]
-    [********]
-    [********]
-    [********]

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.


------------------------------------------------------------ ---------------------------------------------------------
Price does NOT include:                                      TBD - Price to be mutually agreed upon at a later date
-    [********]
-    [********]
-    [********]

Drug Abuse Sciences provides SP with:

-    [********]
------------------------------------------------------------ ---------------------------------------------------------
Estimated Total                                              [********] to [********]
------------------------------------------------------------ ---------------------------------------------------------


4.       PLACEBO LOT MANUFACTURE [********]:

Estimated Time Frame:          Manufacture:    [********]

                               Release:        [********]


------------------------------------------------------------ ---------------------------------------------------------
                           Item                                                   Expected Cost
------------------------------------------------------------ ---------------------------------------------------------
Placebo lot manufacture:                                     $ [********]

-    Manufacture up to [********]

-    One lot

Does not include cost for:                                   TBD - Price to be mutually agreed upon at a later date
-    [********]
-    [********]
-    [********]
------------------------------------------------------------ ---------------------------------------------------------
Document preparation:                                        [********]
-    [********]
-    [********]
-    [********]
-    [********]
-    [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   [********]
------------------------------------------------------------ ---------------------------------------------------------

5.       [********]:

Estimated Time Frame:  [********]


------------------------------------------------------------ ---------------------------------------------------------
                      Known Activity                                              Expected Cost
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   [********] per tote
------------------------------------------------------------ ---------------------------------------------------------
Transportation [********]                                    [********] per round trip
------------------------------------------------------------ ---------------------------------------------------------
Process validation.  To be contracted out.                   [********]
------------------------------------------------------------ ---------------------------------------------------------
Regulatory compliance work                                   [********]
------------------------------------------------------------ ---------------------------------------------------------
Estimated Total                                              [********]
------------------------------------------------------------ ---------------------------------------------------------

6.       MANUFACTURING EQUIPMENT LEASE OR PURCHASE:

Estimated time frame for completion:  [********]

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


------------------------------------------------------------ ---------------------------------------------------------
                         Equipment                                             Expected Total Cost
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   DAS to provide
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   DAS to provide
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   DAS to provide
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   [********]
-    [********]
-    [********]

                                                             [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   Modification to be performed on SP equipment to adapt
                                                             to DAS requirements.

                                                             No Charge.
------------------------------------------------------------ ---------------------------------------------------------
Miscellaneous Equipment and Accessories                      [********] (price not expected to exceed)
(hoses, valves,  modifications to existing
equipment, etc.)
------------------------------------------------------------ ---------------------------------------------------------
Estimated Total for SP                                       [********]

                                                             Plus appropriate
                                                             shipping, handling,
                                                             installation and
                                                             taxes.
------------------------------------------------------------ ---------------------------------------------------------

7.       [********]:


------------------------------------------------------------ ---------------------------------------------------------
                           Test                                                        Cost
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   [********] per vendor lot
Certificate of Analysis:

 -    [********]
 -    [********]
 -    [********]
 -    [********]
 -    [********]
      [********]
      [********]
      [********]
      [********]
      [********]
      [********]
 -    [********]
------------------------------------------------------------ ---------------------------------------------------------
[********] Certificate of Analysis                           Outside Laboratory costs plus [********]
-    [********] (to be performed by a contract               [********] - Price to be mutually agreed upon at a
laboratory)                                                  at a later date.
-    [********] (to be performed by a contract
laboratory)                                                  SP is waiting for copies of methods from the
-    [********]                                              three outside laboratories that [********].  If
-    [********]                                              SP is unable to obtain copies of the methods
     -   [********]                                          SP will need to discuss other options with [********]
------------------------------------------------------------ ---------------------------------------------------------

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.


------------------------------------------------------------ ---------------------------------------------------------
     -   [********]
     -   [********]
-   [********]
------------------------------------------------------------ ---------------------------------------------------------

8. CLINICAL/STABILITY LOTS OF [********]:

Estimated Time Frame:          First lot manufacture:           [********]
                               First lot Release:               [********]

                               Second lot Manufacture:          [********]
                               Second lot Release:              [********]

                               Third lot Manufacture:           [********]
                                                                [********]


------------------------------------------------------------ ---------------------------------------------------------
                           Item                                                   Expected Cost
------------------------------------------------------------ ---------------------------------------------------------
Manufacturing Cost                                           [********]
[********]:
 -    [********]
 -    [********]
-    [********]
------------------------------------------------------------ ---------------------------------------------------------
Document preparation                                         [********] per formulation
 -    [********]
 -    [********]
 -    [********]
 -    [********]
 -    [********]
------------------------------------------------------------ ---------------------------------------------------------
Total for [********] lot                                     [********]
------------------------------------------------------------ ---------------------------------------------------------
Total for [********] lots                                    [********]
------------------------------------------------------------ ---------------------------------------------------------

SP assumes DAS prefers to schedule the lots several weeks apart to allow for obtaining test data on finished product for one lot prior to manufacturing the next lot.

9.       CLINICAL/STABILITY LOTS OF DILUENT [********]:

Estimated time frame to Manufacture:                            [********]
Estimated time frame to Release:                                [********]


------------------------------------------------------------ ---------------------------------------------------------
                           Item                                                   Expected Cost
------------------------------------------------------------ ---------------------------------------------------------
Manufacturing Cost Diluent                                   [********] per lot

Includes the cost of the

-    [********]
-    [********]
-    [********]
------------------------------------------------------------ ---------------------------------------------------------
-    [********]
------------------------------------------------------------ ---------------------------------------------------------

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


------------------------------------------------------------ ---------------------------------------------------------
Does not include the cost of:

 -    [********]                                             See Item 13.  Validations
 -    [********]
 -    [********]
 -    [********]
 -    [********]
------------------------------------------------------------ ---------------------------------------------------------

10. STABILITY STUDY [********] (SCHEDULE ATTACHED) [Outsource Work. DAS has the right to have a third party perform the work for the Stability Study for [********]]:


------------------------------------------------------------ ---------------------------------------------------------
                Number of Lots on Stability                                       Expected Cost
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   [********]
------------------------------------------------------------ ---------------------------------------------------------
Estimated Total                                              [********]
------------------------------------------------------------ ---------------------------------------------------------

Estimated Time Frame: Each study begins upon lot release and continues through the [********] test point following ICH guidelines.

11. STABILITY STUDY DILUENT (SCHEDULE ATTACHED) [Outsource Work. DAS has the right to have a third party perform the work for the Stability Study for Diluent:


------------------------------------------------------------ ---------------------------------------------------------
                Number of Lots on Stability                                       Expected Cost
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   [********] per lot
------------------------------------------------------------ ---------------------------------------------------------

Estimated Time Frame: The study begins upon lot release and continues through the [********] test point following ICH guidelines.

12.      GOVERNMENT SUBMISSION:

Estimated Time Frame: Dependent upon DAS Projected Time Frames.

DAS needs to inform SP of IND requests [********] in advance of date DAS needs the information.

DAS needs to inform SP of NDA requests [********] in advance of date DAS needs the information.


------------------------------------------------------------ ---------------------------------------------------------
                      Submission Type                                             Expected Cost
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   [********]

[********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   [********]

[********]
------------------------------------------------------------ ---------------------------------------------------------
Estimated Total                                              [********]
------------------------------------------------------------ ---------------------------------------------------------


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

13.      VALIDATIONS:

Estimated Start Date: [********].


------------------------------------------------------------ ---------------------------------------------------------
                     Validations Stage                                            Expected Cost
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   SP does not plan to perform process validation on the
                                                             clinical lots
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   [********]

[********]                                                   Perform additional work on a time and materials basis
                                                             at [********].
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   TBD - Price to be mutually agreed upon at a later date
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   TBD - Price to be mutually agreed upon at a later date.

                                                             [********]
------------------------------------------------------------ ---------------------------------------------------------
Estimated Total                                              $[********] without terminal sterilization validation
------------------------------------------------------------ ---------------------------------------------------------


SUMMARY OF ESTIMATED CLINICAL COSTS:                                                       APPROXIMATE RANGE
-----------------------------------------------------------------------------------------------------------------------------
1.       [********]                                                           [********]                [********]
2.       [********]                                                           [********]
3.       [********]                                                           [********]
4.       [********]                                                           [********]
5.       [********]                                                           [********]
6.       [********]                                                           [********]
7.       [********]                                                           [********]
8.       [********]                                                           [********]
9.       [********]                                                           [********]
10.      [********]                                                           [********]
11.      [********]                                                           [********]

         -----------------------------------------------------------------
                  ESTIMATED TOTAL                                             [********]*               [********]*
                  [********]                                                  [********]                [********]
                  [********]                                                  [********]                [********]

*Does not include costs outlined in various sections that are yet to be determined.

PREPAYMENT:


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

A [********] or [********] prepayment of the estimated total (less the costs for the optional items of [********].

PURCHASE ORDERS:

A purchase order will be issued by DAS prior to the initiation of any work with the exception of the SP Process Transfer and Scale Up, Experimental lots and Travel incurred to date, Equipment leased or to be purchased, through December 1, 1999. Verbal authorization to initiate work is acceptable and will be followed immediately with the issue of a purchase order. The terms of the contract and this Appendix and any amendments to them will supercede any conflicts with the Terms and Conditions of the Purchase Order.

PAYMENT METHODS:

1. PER CENT OF COMPLETION: The SP Process Transfer and Scale Up will be invoiced using a per cent of completion method.

2. MILESTONES: Invoices for items other than the SP Process Transfer and Scale Up will be sent at the completion of each milestone.

PAYMENT LOCATION: Payment shall be made to SP by electronic transfer of funds to:


         [********]


APPLICATION TO PREPAYMENT: Invoices for items covered under both the Percent of Completion and Milestone methods will be applied to the prepayment until the prepayment amount is met. Once the prepayment is met, [********].

INTEREST OF [********] PER MONTH WILL BE CHARGED ON ALL INVOICES PAID LATER THAN [********] FROM DATE OF INVOICE.


---------------------------------------- ------------------------------- ---------------------------------------------
         PERCENT OF COMPLETION                   EXPECTED COST                           INVOICE DATE
---------------------------------------- ------------------------------- ---------------------------------------------
SP process transfer and scale up                   [********]            [********]
---------------------------------------- ------------------------------- ---------------------------------------------

---------------------------------------- ------------------------------- ---------------------------------------------
MILESTONE                                EXPECTED COST                   MILESTONE COMPLETION (BILLING DATE
---------------------------------------- ------------------------------- ---------------------------------------------
Travel                                                                   [********]
---------------------------------------- ------------------------------- ---------------------------------------------
Experimental Lots                        [********] per lot              [********]
---------------------------------------- ------------------------------- ---------------------------------------------
[********]                               [********] per lot              [********]
---------------------------------------- ------------------------------- ---------------------------------------------


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.


---------------------------------------- ------------------------------- ---------------------------------------------
                                                                         of the lot, whichever comes first.

                                               [********]
---------------------------------------- ------------------------------- ---------------------------------------------
[********]                                     [********]                [********]
---------------------------------------- ------------------------------- ---------------------------------------------
Equipment lease or purchase              [********] expected plus        [********]
and installation                         shipping, handling,
                                         installation and taxes
---------------------------------------- ------------------------------- ---------------------------------------------
[********]                                     [********]                [********]

[********]                                            TBD
---------------------------------------- ------------------------------- ---------------------------------------------
Manufacture [********] of                [********] per lot              [********]

Documentation Preparation                [********]
---------------------------------------- ------------------------------- ---------------------------------------------
[********]                               [********] per lot              [********]
---------------------------------------- ------------------------------- ---------------------------------------------
[********]                               [********] per lot              [********]

                                         [********]                      [********]

                                                                         [********]
                                         [********]                      [********]
                                         [********]                      [********]
                                         [********]                      [********]
                                         [********]                      [********]
                                         [********]                      [********]
                                         [********]                      [********]
                                         [********]                      [********]

                                         [********]                      Final report
                                                                         [********]
---------------------------------------- ------------------------------- ---------------------------------------------
[********]                               [********]                      [********]

                                         [********]                      [********]
---------------------------------------- ------------------------------- ---------------------------------------------


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.


---------------------------------------- ------------------------------- ---------------------------------------------

                                                                         [********]
                                               [********]                [********]
                                               [********]                [********]
                                               [********]                [********]
                                               [********]                [********]
                                               [********]                [********]
                                               [********]                [********]

                                               [********]                Final report
                                                                         [********]
---------------------------------------- ------------------------------- ---------------------------------------------
[********]                                     [********]                [********]
---------------------------------------- ------------------------------- ---------------------------------------------
[********]                                     [********]                [********]
---------------------------------------- ------------------------------- ---------------------------------------------
[********]                                     [********]                [********]
---------------------------------------- ------------------------------- ---------------------------------------------
[********]                                     [********]                [********]
---------------------------------------- ------------------------------- ---------------------------------------------
[********]                                     [********]                [********]
---------------------------------------- ------------------------------- ---------------------------------------------
[********]                                     [********]                [********]
---------------------------------------- ------------------------------- ---------------------------------------------

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   APPENDIX B
                                 "SCOPE OF WORK"
                      DRUG ABUSE SCIENCES [********]

              PRODUCT MANUFACTURE AND TESTING RESPONSIBILITIES AND
                                  REQUIREMENTS

1)       DRUG ABUSE SCIENCES will provide:

         a)   Vendor released [********]
         b)   [********]

         c) Validated analytical methodology and standards (i.e., reference standards or in-house standards) required to test the materials provided by DAS for the following. The standards shall be from the same lot DRUG ABUSE SCIENCES WILL use for its tests.

              i)  Receiving
              ii) In process bulk solution
              iii)Finished product testing

2)       These budgetary quotes are based upon SP performing the following:

         a)   Performance of the following Receiving Tests:

[********]

------------------------------------------------------------ ---------------------------------------------------------
                           TEST                                                   SPECIFICATION
------------------------------------------------------------ ---------------------------------------------------------
Appearance                                                   [********]
------------------------------------------------------------ ---------------------------------------------------------
Water (Karl Fisher)                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
Assay                                                        [********]
------------------------------------------------------------ ---------------------------------------------------------
Related Substances                                           Pass
-    [********]                                              [********]
-    [********]                                              [********]
-    [********]                                              [********]
-    [********]                                              [********]
-    [********]                                              [********]
-    [********]                                              [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   [********]
------------------------------------------------------------ ---------------------------------------------------------
Identification by IR                                         To Be Determined (TBD)
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   [********]
------------------------------------------------------------ ---------------------------------------------------------

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.


[********]
------------------------------------------------------------ ---------------------------------------------------------
                           TEST                                                   SPECIFICATION
------------------------------------------------------------ ---------------------------------------------------------
Identity by [********]
------------------------------------------------------------ ---------------------------------------------------------
Inherent viscosity, [********]                               Unknown
-    [********]                                              [********]
-    [********]                                              [********]
-    [********]                                              [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                   Unknown
------------------------------------------------------------ ---------------------------------------------------------
[********] to be defined                                     Unknown
------------------------------------------------------------ ---------------------------------------------------------
[********] (Total Concentration)                             Unknown
------------------------------------------------------------ ---------------------------------------------------------

         b) Performance of the following In Process Tests:

------------------------------------------------------------ ---------------------------------------------------------
                           TEST                                                   SPECIFICATION
------------------------------------------------------------ ---------------------------------------------------------
Appearance                                                                             TBD
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                             TBD
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------

   *NOTE: [********]

         c)       Performance of the following End Product Analysis after Gama
                  Sterilization:

------------------------------------------------------------ ---------------------------------------------------------
                           TEST                                                   SPECIFICATION
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                             TBD
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------

*NOTE:   [********].

3)       Providing the following components:

         a)   Vial:  [********]
         b)   Stopper:  [********]
         c)   Seal: [********]

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         d)   Standard SP Shippers

4) Raw Materials: SP will furnish and conduct the appropriate inspection, testing and release of the excipient raw material. For the purpose of this quote the excipients were quoted as:

                           (a) [********]
                           (b) [********]

5) Preparing the Master Batch Record and associated records following the information provided.

6) Manufacturing the product according to the approved master batch record as follows:

         a)   Compound the [********].
         b)   Prepare and sterilize [********].
         c)   Fill the [********].
         d)   [********].
         e)   [********].
         f)   [********].
         g)   [********].
         h)   [********].

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   APPENDIX C
                                 "SCOPE OF WORK"
                       DRUG ABUSE SCIENCES [********]

              PRODUCT MANUFACTURE AND TESTING RESPONSIBILITIES AND
                                  REQUIREMENTS

1)       These budgetary quotes are based upon SP performing the following:

         a)       Performance of the following Receiving Tests:

------------------------------------------------------------ ---------------------------------------------------------
                           TEST                                                   SPECIFICATION
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------

         b)       Performance of the following In Process Tests:

------------------------------------------------------------ ---------------------------------------------------------
                           TEST                                                   SPECIFICATION
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
*NOTE:  Relative Viscosity is not included in pricing due to unknown method.

         c)       Performance of the following End Product Analysis:

------------------------------------------------------------ ---------------------------------------------------------
                           TEST                                                   SPECIFICATION
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                    To Be Determined (TBD)
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
*Note: [********].

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.


                                   APPENDIX C
                                 "SCOPE OF WORK"
                       DRUG ABUSE SCIENCES [********]

         d) Performance of the following product specific validations:

------------------------------------------------------------ ---------------------------------------------------------
                           TEST                                                   SPECIFICATION
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------
[********]                                                                          [********]
------------------------------------------------------------ ---------------------------------------------------------

2)       Providing the following components:

         a)   Vial: [********]
         b)   Stopper: [********]
         c)   Seal: [********].
         d)   [********]

3)       Raw Materials: [********]:

         (a)  [********]
         (b)  [********]
         (c)  [********]
         (d)  [********]

4)       Gases and Water for Injection (WFI): [********].

5) Preparing the Master Batch Record and associated records following the information provided.

6) Manufacturing the product according to the approved master batch record as follows:

         a)   [********]
         b)   [********]
         c)   [********]
         d)   [********]
         e)   [********]
         f)   [********]
         g)   [********]
         h)   [********]
         i)   [********]
         j)   [********]


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.